Supplement dated May 8, 2024, to the Statutory Prospectus and Updating Summary Prospectus
dated May 1, 2024, for Pacific Choice 2 variable annuity contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to update certain changes to fees, expenses, and examples. This supplement must be preceded or accompanied by the Statutory Prospectus or the Updating Summary Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective May 1, 2024, the ANNUAL FEES table under IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT will be deleted and replaced with the following:

ANNUAL FEES	MINIMUM	MAXIMUM
1. Base Contract	1.00%[1,2]	1.10%[1]
2. Investment Options (Fund fees and expenses)	0.28%[3]	2.21%[3]
3. Optional Benefits (for a single optional benefit, if elected)	0.10%[4]	1.50%[4]
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.
Lowest Annual Cost: $1,261.65	Highest Annual Cost: $4,915.98

1 As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2 The Mortality and Expense Risk Charge for contracts under $500,000 is 0.85%. The Mortality and Expense Risk Charge is reduced by 0.05% for the upcoming Contract quarter if the Contract Value is between $500,000 and $999,999. The Mortality and Expense Risk Charge is reduced by 0.10% for the upcoming Contract quarter if the Contract Value is equal to or greater than $1,000,000. The Contract Value is calculated on the later of the Issue Date or most recent Contract Quarterly Anniversary.

3 As a percentage of Fund assets.

4 As a percentage of the Protected Payment Base or Protected Base (depending on the living benefit selected) and average daily Variable Account Value or Contract Value (depending on the optional death benefit selected).

Effective May 1, 2024, the Minimum and Maximum operating expense under Annual Fund Expenses and associated Examples will be deleted and replaced with the following:

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.28%	2.21%

Examples

•	If you surrendered your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$16,287	$34,766	$50,636	$90,716

•	If you annuitized your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$16,287	$29,366	$47,936	$90,716

•	If you do not surrender, or annuitize your Contract:

1 Year	3 Years	5 Years	10 Years
$9,987	$29,366	$47,936	$90,716

Form No. PC2SUP0524